Exhibit 10.1



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                  This FOURTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of May 22, 2006 by and among All American Semiconductor, Inc., a Delaware corporation (the "Company"), Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent (the "Agent"), U.S. Bank National Association, as Co-Agent (the "Co-Agent") and the lenders from time to time party thereto (the "Lenders").

                  WHEREAS, the Company, the Agent, the Co-Agent and the Lenders are parties to a certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005 and as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006; and

                  WHEREAS, the Company has requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more particularly set forth herein;

                  NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

                  2. Amendments. Subject to prior satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  (a) The last sentence of Section 2.1(d) (Audit Fees) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Notwithstanding the foregoing, in the absence of any Default or Event of Default, the Borrower shall not be required to pay the Administrative Agent or any Lender for the charges, costs or expenses of more than 4 such audits per calendar year."

                  (b) Clause (a) of Section 8.22 (Tangible Net Worth) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(a)     Tangible Net Worth. Tangible Net Worth shall not, on
         the last day of any calendar quarter in any period set forth below, be less then the amount set forth below opposite such period:

                      Period                                    Amount
                      ------                                    ------

         March 31, 2006 and thereafter                        $21,000,000"

                  (c) Clause (c) of Section 8.22 (Debt Service Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(c) Debt Service Coverage Ratio. The Debt Service Coverage Ratio shall not, on the last day of any calendar quarter in any period set forth below, for the 12 month period ending on such date, be less than the ratio set forth below opposite such period:

                            Date                              Ratio
                            ----                              -----

         March 31, 2006                                     no test

         June 30, 2006 and thereafter                    1.10 to 1.0"

                  3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

                  (a) The Company shall have executed and delivered this Amendment, together with executed copies of each Reaffirmation of Guaranty attached hereto;

                  (b) no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company shall have paid to the Agent, for the pro rata benefit of the Lenders, an amendment fee equal to $125,000.

                  4. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and that this Amendment has been duly executed and delivered by the Company, (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and after giving effect to the terms hereof, and (c) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to this Amendment.

                  5. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

                  6. Severability; Counterparts. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                  7. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                          ALL AMERICAN SEMICONDUCTOR, INC.,
                                            a Delaware corporation


                                          By: /s/ HOWARD L. FLANDERS
                                              ----------------------------------
                                          Name:  Howard L. Flanders
                                          Title: EVP & CFO
                                          HARRIS N.A., SUCCESSOR BY MERGER TO
                                          HARRIS TRUST AND SAVINGS BANK, as
                                          Administrative Agent and as a Lender


                                          By: /s/ JEAN R. ELIE
                                              ----------------------------------
                                          Name:  Jean R. Elie
                                          Title: Vice President

                                          U.S. BANK NATIONAL ASSOCIATION, as Co-
                                          Agent and as a Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          GMAC COMMERCIAL FINANCE LLC, as a
                                          Lender


                                          By: /s/ MALCOM FERGUSON
                                              ----------------------------------
                                          Name:  Malcom Ferguson
                                          Title: Vice President

                                          PNC BANK, NATIONAL ASSOCIATION, as a
                                          Lender


                                          By: /s/ BRUCE METTEL
                                              ----------------------------------
                                          Name:  Bruce Mettel
                                          Title: Vice President



Signature Page to Fourth Amendment to Credit Agreement

                                          FIRST BANK BUSINESS CAPITAL, INC.
                                           f/k/a FB Commercial Finance, Inc., as
                                           a Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



Signature Page to Fourth Amendment to Credit Agreement (continued)

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Fourth Amendment to Credit Agreement of even date herewith (the "Amendment"), each of the undersigned hereby reaffirms its obligations under that certain Master Corporate Guaranty dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005 and as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.



Reaffirmation of Guaranty to Fourth Amendment to Credit Agreement

                  This Reaffirmation of Guaranty is dated as of May 22, 2006.


                            Access Micro Products, Inc.
                            All American A.V.E.D., Inc.
                            All American Added Value, Inc.
                            All American Semiconductor of Atlanta, Inc.
                            All American Semiconductor of Chicago, Inc.
                            All American Semiconductor of Florida, Inc.
                            All American Semiconductor of Huntsville, Inc.
                            All American Semiconductor of Massachusetts, Inc. All American Semiconductor of Michigan, Inc.
                            All American Semiconductor of Minnesota, Inc.
                            All American Semiconductor of New York, Inc.
                            All American Semiconductor of Philadelphia, Inc.
                            All American Semiconductor of Phoenix, Inc.
                            All American Semiconductor of Portland, Inc.
                            All American Semiconductor of Rockville, Inc.
                            All American Semiconductor of Salt Lake, Inc.
                            All American Semiconductor of Texas, Inc.
                            All American Semiconductor-Northern California, Inc. All American Semiconductor of Washington, Inc.
                            All American Technologies, Inc.
                            All American Transistor of California, Inc.
                            Aved Industries, Inc.
                            Palm Electronics Manufacturing Corp.
                            All American Semiconductor of Ohio, Inc.
                            All American Semiconductor of Wisconsin, Inc.
                            All American Semiconductor of Rhode Island, Inc.
                            All American IDT, Inc.
                            AGD China, Inc.


                            Each by:  Howard L. Flanders
                                      ------------------
                            Its: EVP & CFO



Signature Page to Reaffirmation of Guaranty to Fourth Amendment to Credit Agreement

                                         AMERICAPITAL, LLC

                                         By: All American Semiconductor, Inc.,
                                             its sole member


                                         By:  Howard L. Flanders
                                              ------------------
                                         Its: EVP & CFO
                                              ---------



Signature Page to Reaffirmation of Guaranty to Fourth Amendment to Credit Agreement

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Fourth Amendment to Credit Agreement of even date herewith (the "Amendment"), the undersigned hereby reaffirms its obligations under that certain Corporate Guaranty and Covenant dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005 and as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  The undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of May 22, 2006.


                                        ALL AMERICAN SEMICONDUCTOR OF
                                        CANADA, INC.


                                        By: Howard L. Flanders
                                            ------------------
                                        Its: EVP & CFO
                                             ---------



Reaffirmation of Guaranty to Fourth Amendment to Credit Agreement